Exhibit  23.


                         INDEPENDENT AUDITORS' CONSENT



We consent to the incorporation by reference in Registration Statement Nos. 333-10149, 333-10153, 333-10157, 333-11037 and 333-13187 of The Dial
Corporation on forms S-8 of our report dated February 14, 1997 appearing in this Annual Report on Form 10-K of The Dial Corporation for the year ended December 28, 1996.





\s\  Deloitte  &  Touche  LLP
     Deloitte  &  Touche  LLP
     Phoenix,  Arizona
     February  14,  1997